UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 23, 2019, UnitedHealth Group Incorporated (the “Company”) agreed to sell its (i) 2.375% Notes due August 15, 2024 in the aggregate principal amount of $750,000,000, (ii) 2.875% Notes due August 15, 2029 in the aggregate principal amount of $1,000,000,000, (iii) 3.500% Notes due August 15, 2039 in the aggregate principal amount of $1,250,000,000, (iv) 3.700% Notes due August 15, 2049 in the aggregate principal amount of $1,250,000,000 and (v) 3.875% Notes due August 15, 2059 in the aggregate principal amount of $1,250,000,000 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated July 23, 2019 (the “Underwriting Agreement”), and the Pricing Agreement, dated July 23, 2019 (the “Pricing Agreement”), both among the Company and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule I to the Pricing Agreement.

The Notes were issued on July 25, 2019 pursuant to the Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and Officers’ Certificates and Company Orders, each dated July 25, 2019, relating to each series of the Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3, File No. 333-216150 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes that will be incorporated by reference into the Registration Statement as exhibits thereto.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Pricing Agreement is filed herewith as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the Notes, each including the applicable form of Note, are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5. The legal opinion with respect to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated July 23, 2019, among the Company and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated July 23, 2019, among the Company and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated July 25, 2019, relating to the 2.375% Notes due August 15, 2024, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.375% Notes due August 15, 2024)

4.2	Officers’ Certificate and Company Order, dated July 25, 2019, relating to the 2.875% Notes due August 15, 2029, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.875% Notes due August 15, 2029)

4.3	Officers’ Certificate and Company Order, dated July 25, 2019, relating to the 3.500% Notes due August 15, 2039, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.500% Notes due August 15, 2039)

4.4	Officers’ Certificate and Company Order, dated July 25, 2019, relating to the 3.700% Notes due August 15, 2049, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.700% Notes due August 15, 2049)

4.5	Officers’ Certificate and Company Order, dated July 25, 2019, relating to the 3.875% Notes due August 15, 2059, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.875% Notes due August 15, 2059)

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Notes

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
	Name:	Dannette L. Smith
	Title:	Secretary to the Board of Directors